                                                                    EXHIBIT 1.1



                              ____ PREFERRED SECURITIES

                                   NSP FINANCING I
                                  (A DELAWARE TRUST)

            ____ TRUST ORIGINATED PREFERRED SECURITIES (SM) ("TOPrS(SM)")*


                (LIQUIDATION AMOUNT OF $25.00 PER PREFERRED SECURITY)


                                  PURCHASE AGREEMENT


                                                                ________, 199__



MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
    INCORPORATED
GOLDMAN, SACHS & CO.
A.G. EDWARDS & SONS, INC.
BEAR, STEARNS & CO. INC.
DAIN BOSWORTH INCORPORATED
DEAN WITTER REYNOLDS INC.
PIPER JAFFRAY INC.

As the Representatives of the several Underwriters
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York  10281

Ladies and Gentlemen:

    NSP Financing I (the "Trust"), a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Sections 3801 et seq.), and Northern States Power Company, a Minnesota corporation (the "Company" and, together with the Trust, the "Offerors"), confirm their agreement (the "Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Goldman, Sachs &

---------------------------

* (sm) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co. Inc.

Co., A.G. Edwards & Sons, Inc., Bear, Stearns & Co. Inc., Dain Bosworth Incorporated, Dean Witter Reynolds Inc. and Piper Jaffray Inc., as representatives (in such capacity, collectively, the "Representatives") of the several Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective number of ___% Trust Originated Preferred Securities (liquidation amount of $25 per preferred security) of the Trust ("Preferred Securities") set forth in said Schedule A, except as may otherwise be provided in the Pricing Agreement, as hereinafter defined. The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Preferred Securities Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Preferred Securities Guarantee Agreement"), dated as of _____, ____, between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"), and in certain circumstances described in the Prospectus, the Trust will distribute Subordinated Debt Securities (as defined herein) to holders of Preferred Securities. The ________ Preferred Securities to be purchased by the Underwriters, together with the related Preferred Securities Guarantee and the Subordinated Debt Securities are collectively referred to herein as the "Securities."

    Prior to the purchase and public offering of the Preferred Securities by the several Underwriters, the Offerors and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Offerors and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Preferred Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

    The Company, and the Trust and NSP Financing II (collectively, the "NSP Trusts") have filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (No. 333-______) covering the registration of securities of the Company and the NSP Trusts, including the Securities, under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus supplement or prospectus supplements, and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and such amendments thereto, if any, as may have been required to the date hereof, and will file such additional amendments thereto as may hereafter be required. Promptly after execution and delivery of this Agreement, the Offerors will either (i) prepare and file a prospectus in accordance with the provisions of Rule 424(b) ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Offerors have elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and 424(b). The information included in such Term Sheet that was omitted from such registration statement at the time it became effective but that is deemed part of such registration statement at the time it became effective is referred to as "Rule 434 Information." Each prospectus used before such Rule 424(b) prospectus has been filed and any prospectus that omitted the Rule 434 Information, in each case that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto, schedules thereto, if any, and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, at the time it became effective and including the Rule 434 Information is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement" and after such filing the term

"Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, in the form first furnished to the Underwriters for use in connection with the offering of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated ________________ together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

    All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

    The Offerors understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after the Pricing Agreement has been executed and delivered and the Declaration (as defined herein), the Indenture (as defined herein), and the Preferred Securities Guarantee Agreement have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities," and together with the Preferred Securities, the "Trust Securities"), as guaranteed by the Company, to the extent set forth in the Prospectus, with respect to distributions and payments upon liquidation and redemption (the "Common Securities Guarantee" and together with the Preferred Securities Guarantee, the "Guarantees") pursuant to the Common Securities Guarantee Agreement (the "Common Securities Guarantee Agreement" and, together with the Preferred Securities Guarantee Agreement, the "Guarantee Agreements"), dated as of ______, ____, between the Company and the Guarantee Trustee, as Trustee, and will be used by the Trust to purchase $________ of ___% subordinated deferrable interest debt securities (the "Subordinated Debt Securities") issued by the Company. The Preferred Securities and the Common Securities will be issued pursuant to the amended and restated declaration of trust of the Trust, dated as of _____, ____ (the "Declaration"), among the Company, as Sponsor, ____________ and _______________ (the "Regular Trustees"), Wilmington Trust Company, as institutional trustee (the "Institutional Trustee"), and Wilmington Trust Company, as Delaware trustee (the "Delaware Trustee," and, together with the Institutional Trustee and the Regular Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Debt Securities will be issued pursuant to an indenture, dated as of ______, ____ (the "Base Indenture"), between the Company and Norwest Bank Minnesota, National Association, as trustee (the "Debt Trustee"), as supplemented by a supplement to the Base Indenture, dated as of ______, ____ (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Debt Trustee.

SECTION 1. REPRESENTATIONS AND WARRANTIES.

    (a) The Offerors represent and warrant to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such later date being hereinafter referred to as the "Representation Date") and as of the Closing Time (as hereinafter defined) that:

           (i) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Offerors, threatened by the Commission.

           (ii) The Company and the NSP Trusts meet, and at the respective times of the commencement and consummation of the Offering of the Securities will meet, the requirements for the use of Form S-3 under the 1933 Act. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission) became effective and at each Representation Date, the Registration Statement, any Rule 462 Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time, the Prospectus and any amendments and supplements thereto did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, the Offerors will comply with the requirements of Rule 434. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to (A) statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Offerors in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus or (B) that part of the Registration Statement which shall constitute the Statement of Eligibility (Form T-1) under the 1939 Act.

                Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Securities will, at the time of such delivery, be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

           (iii) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the

           1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and any documents so filed and incorporated by reference subsequent to the date of this Agreement will, when they are filed with the Commission, conform in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations and none of such documents include or will include any untrue statement of a material fact or omit or will omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading.

           (iv) Deloitte & Touche LLP and Price Waterhouse LLP, which audited certain of the financial statements incorporated by reference in the Registration Statement, are each independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

           (v) The financial statements of the Company and its consolidated subsidiaries filed as a part of or incorporated by reference in the Registration Statement or Prospectus fairly present the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in financial position for the periods specified, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as disclosed in the Prospectus. The unaudited pro forma financial information included or incorporated by reference in the Registration Statement and the Prospectus complies in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and the pro forma adjustments have been properly applied to the historical amounts in the compilation of such information. The selected financial information and the summary financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements incorporated by reference in the Registration Statement.

           (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota with due corporate authority to carry on the business in which it is engaged and to own and operate the properties used by it in such business, as described in the Prospectus; the Company is qualified to do business as a foreign corporation and is in good standing under the laws of the States of North Dakota and South Dakota; and the Company is not required by the nature of its business to be licensed or qualified as a foreign corporation in any other state or jurisdiction; and, except as set forth in the Prospectus, the Company has all material licenses and approvals required at the date hereof to conduct its business.

           (vii) Each subsidiary of the Company named in Exhibit 21.01 to the Company's most recent Annual Report on Form 10-K ("Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; and the capital stock of each such subsidiary owned by the Company, directly or through subsidiaries, is owned free and clear of any pledge, lien, encumbrance, claim or equity.

           (viii) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, which are material to the Company and its subsidiaries, and there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

           (ix) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Preferred Securities, the Common Securities and the Declaration; the Trust is duly qualified to transact business as a foreign company and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

           (x) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and will represent undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

           (xi) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by the Offerors.

           (xii) The Declaration has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Trustees, and assuming due authorization, execution and delivery of the Declaration by the Institutional Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, be a valid and binding obligation of the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions") and will conform in all material respects to the description thereof contained in the Prospectus.

           (xiii) Each of the Guarantees and the Guarantee Agreements has been duly authorized by the Company and, when validly executed and delivered by the Company, and, in the case of the Preferred Securities Guarantee and the Preferred Securities Guarantee Agreement, assuming due authorization, execution and delivery of the Preferred Securities Guarantee by the Guarantee Trustee, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and each of the Guarantees and the Guarantee Agreements will conform in all material respects to the description thereof contained in the Prospectus.

           (xiv) The Preferred Securities have been duly authorized for issuance and sale to the Underwriters and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform in all material respects to the description thereof contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights.

           (xv) The Indenture has been duly authorized and qualified under the 1939 Act and, at the Closing Time, will have been duly executed and delivered and will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; the Indenture will conform in all material respects to the description thereof contained in the Prospectus.

           (xvi) The Subordinated Debt Securities have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to the description thereof in the Prospectus.

           (xvii) Each of the Regular Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration.

           (xviii) Neither the Company nor any of its Significant Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or any other instrument to which the Company or any of such Significant Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of such Significant Subsidiaries is subject, or in violation of any applicable law, administrative regulation or administrative or court order or decree, which violation or default would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

           (xix) The Trust is not in violation of the Declaration or its certificate of trust filed with the State of Delaware on _______________, 1996 (the "Certificate of Trust"); none of the execution, delivery and performance of this Agreement, the Pricing Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debt Securities, the Guarantee Agreements and the Guarantees and the consummation of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder did or will result in a breach of any of the terms or provisions of, or constitute a default under or require the consent of any party under the Certificate of Trust of the Trust or the Articles of Incorporation or by-laws of the Company and its subsidiaries, any contract, indenture, mortgage, note, lease, agreement or other instrument to which either the Trust, the Company or any of its subsidiaries is a party or by which any of them may be bound, any applicable law, rule or regulation or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Company or any of its subsidiaries or any of their respective properties or assets, or did or will result in the creation or imposition of any lien on the properties or assets of the Trust, the Company or any of its subsidiaries.

           (xx) The Minnesota Public Utilities Commission has issued its order approving the Company's capital structure which order authorizes the issuance of the Subordinated Debt Securities and Guarantees and no other approval of any regulatory public body, state or federal, is, or will be at the Closing Time, necessary in connection with the issuance and the sale of the Securities pursuant to this Agreement, other than approvals that may be required under state securities laws.

           (xxi) The Company has good and valid title to all real and fixed property and leasehold rights purported to be owned by it subject only to: (a) taxes and assessments not yet delinquent; (b) the lien of the Company's first mortgage indenture; (c) as to parts of the Company's property, certain easements, conditions, restrictions, leases, and similar encumbrances which do not affect the Company's use of such property in the usual course of its business, and certain minor defects in titles which are not material, and defects in titles to certain properties which are not essential to the Company's business; and (d) mechanics' lien claims being contested or not of record or for the satisfaction or discharge of which adequate provision has been made by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Company.

           (xxii) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

           (xxiii) Neither the Trust nor the Company is, and following consummation of the transactions contemplated hereby and the application of the proceeds therefrom in the manner set forth in the Prospectus will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

           (xiv) Except as set forth in the Prospectus, the Company and its subsidiaries (A) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct its respective business and (C) are in compliance with all terms and conditions of any such permits, licenses or approvals, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

      (b) Any certificate signed by any officer of the Company or a Trustee of the Trust and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Trust, as the case may be, to each Underwriter as to the matters covered thereby.

      SECTION 2.  SALE AND DELIVERY TO UNDERWRITERS; CLOSING.

      (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per security set forth in the Pricing Agreement, the number of Preferred Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Preferred Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

      (b) As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Securities will be used to purchase the Subordinated Debt Securities of the Company, the Company hereby agrees to pay to the Representatives, for the accounts of the several Underwriters, a commission per security set forth in Schedule B as compensation to the Underwriters for their commitments under this Agreement.

      (c) Delivery of certificates for the Securities shall be made at the offices of the Underwriters in New York, and payment of the purchase price for the Securities shall be made at the offices of _______________________ or at such other place as shall be agreed upon by the Underwriters and the Offerors, at 10:00 a.m. (New York time) on the third business day after execution of the Pricing Agreement (or, if pricing of the Securities occurs after 4:30 p.m. Eastern time, on the fourth full business day thereafter)), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Offerors (such time and date of payment and delivery being herein called the "Closing Time"). Payment for the Preferred Securities purchased by the Underwriters shall be made to the Trust by wire transfer of immediately available funds, payable to the Trust, against delivery to the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by it. Certificates for the Preferred Securities shall be in such denominations and registered in such names as the Underwriters may request in writing at least two full business days before the Closing Time. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.
At the Closing Time, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 2(b) hereof by wire transfer of immediately available funds to a bank account designated by Merrill Lynch. The certificates for the Preferred Securities will be made available for examination and packaging by the Underwriters no later than 10:00 a.m. (New York City time) on the last business day prior to the Closing Time.

      SECTION 3. COVENANTS OF THE OFFERORS. The Offerors agree with each Underwriter as follows:

      (a) Promptly following the execution of this Agreement, the Offerors will cause the Prospectus, including as a part thereof a prospectus supplement relating to the Securities, to be filed with the Commission pursuant to Rule 424 of the 1933 Act Regulations and the Offerors will promptly advise the Underwriters when such filing has been made. Prior to the filing, the Offerors will cooperate with the Underwriters in the preparation of such prospectus supplement to assure that the Underwriters have no reasonable objection to the form or content thereof when filed or mailed.

      (b) The Offerors will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify the Underwriters immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and (v) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or the exemption from qualification of the Securities under state securities or Blue Sky laws or the initiation or threatening of any proceeding for such purpose. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

      (c) The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment and any filing under Rule 462(b) of the 1933 Act Regulations) any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise; will furnish the Underwriters with copies of any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision a reasonable amount of time prior to such proposed filing or use, as the case may be; and will not file any such Rule 462(b) Registration Statement, Term Sheet, amendment, supplement or revision to which the Underwriters or counsel for the Underwriters shall object.

      (d) The Company will deliver to Merrill Lynch and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto

(including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts and will also deliver to Merrill Lynch, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (e) The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

      (f) The Offerors will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Offerors, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Offerors will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

      (g) The Offerors will use their best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as Merrill Lynch may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required in connection with distribution of the Securities.

      (h) The Company will, on behalf of the Trust, make generally available to the Trust's securityholders as soon as practicable, but not later than 45 days (or 90 days, in the case of a period that is also the Company's fiscal year) after the close of the period covered thereby, a consolidated earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule
158) of the Registration Statement.

      (i) The Trust will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

      (j) If the Offerors elect to rely upon Rule 462(b), the Offerors shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 of the 1933 Act Regulations by the earlier of (i) 10:00 p.m. Eastern time on the date of the Pricing Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

      (k) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

      (l) The Offerors will use their best efforts to effect the listing of the Preferred Securities (including the Preferred Securities Guarantee with respect thereto) on the New York Stock Exchange and to cause the Securities to be registered under the 1934 Act. If the Preferred Securities are exchanged for Subordinated Debt Securities, the Company will use its best efforts to effect the listing of the Subordinated Debt Securities on the exchange on which the Preferred Securities were then listed and to cause the Subordinated Debt Securities to be registered under the 1934 Act.

       (m) Until _______, 1997, neither the Trust nor the Company will, without the prior written consent of the Underwriters, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or enter into any agreement to sell, any Preferred Securities, any security convertible into or exchangeable or exercisable for Preferred Securities, or any equity securities substantially similar to the Preferred Securities (except the Subordinated Debt Securities and the Preferred Securities issued pursuant to this Agreement).

      (n) During a period of three years from the Closing Time, the Company will make generally available to the Underwriters copies of all reports and other communications (financial or other) mailed to stockholders, and to deliver to the Underwriters promptly after they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and shall furnish such additional information concerning the business and financial condition of the Company as the Underwriters may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

      SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of its obligations under this Agreement and the Pricing Agreement, including, without limitation, expenses related to the following, if incurred: (i) the preparation, delivery, printing and filing of the Registration Statement and Prospectus as originally filed (including financial statements and exhibits) and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, the Pricing Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Preferred Securities, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including the transfer agents and registrars) as well as fees and disbursements of the Trustees and any Depository, and their respective counsel, (v) the qualification of the Securities under state securities laws in accordance with the provisions of Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, any Term Sheet and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of any Blue Sky Survey and any Legal Investment Survey, (viii) any fees payable in connection with the rating of the Preferred Securities by nationally recognized statistical rating organizations; (ix) the filing fees incident to, and the fees and disbursements of counsel to the Underwriters in connection with, the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Preferred Securities; (x) any fees payable to the Commission; and (xi) the fees and expenses incurred in connection with the listing of the Preferred Securities and, if applicable, the Subordinated Debt Securities on the New York Stock Exchange.

      If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of Gardner, Carton & Douglas, counsel for the Underwriters.

      SECTION 5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Preferred Securities pursuant to this Agreement are subject to the accuracy of the representations and warranties of the Offerors herein contained or in certificates of any officer of the Company or any subsidiary or the trustees of the Trust delivered pursuant to the provisions hereof, to the performance by the Offerors of their obligations hereunder, and to the following further conditions:

      (a) The Registration Statement, including any Rule 462(b) Registration Statement, shall have become effective under the 1933 Act no later than 5:30 p.m., New York City time, on the date hereof, and on the date hereof and at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any part hereof shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel to the Underwriters. A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

      (b)   At the Closing Time the Underwriters shall have received:

      (1) The favorable opinion, dated as of the Closing Time, of Gary R. Johnson, Esq., Vice President, General Counsel and Corporate Secretary of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:


                                      -13

      (i) The Company is a legally existing corporation under the laws of the State of Minnesota, North Dakota or South Dakota; has corporate power, right, and authority to do business and to own property in the states of Minnesota, North Dakota, and South Dakota in the manner and as set forth in the Prospectus; and has corporate power, right and authority to own securities of its subsidiaries.

      (ii) The authorized capital stock of the Company is as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

      (iii) Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary has been duly authorized and validly issued and is fully paid and non-assessable; and the capital stock of each such subsidiary owned by the Company, directly or indirectly or through subsidiaries, is owned free and clear of any pledge, lien, encumbrance, claim or equity.

      (iv) The Trust is not required to be qualified and in good standing as a foreign company in Minnesota, South Dakota or North Dakota, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

      (v) The Declaration has been duly authorized, executed and delivered by the Company and the trustees and is a valid and binding obligation of the Company, enforceable against the Company and each of the Regular Trustees in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions; and the Declaration has been duly qualified under the 1939 Act.

      (vi) The Registration Statement has become effective under the 1933 Act. The prospectus supplement has been filed pursuant to Rule 424(b) under the 1933 Act, and no proceedings for a stop order have been instituted or are pending or to the knowledge of such counsel threatened under Section 8(d) of the 1933 Act; the Minnesota Public Utilities Commission has issued its order approving the Company's capital structure which order authorizes the issuance of the Securities and no further approval of, authorization, consent, certificate or order of any governmental body, federal, state or other, is required in connection with the issuance and sale of the Securities to you as provided in the Agreement, except as may be required by state securities laws.

      (vii) At the time the Registration Statement became effective, the Registration Statement (other than the financial statements and supporting schedules included or incorporated by reference therein, as to which no opinion is being expressed) complied as to form in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations, the 1939 Act and the 1939 Act Regulations; and the Declaration, the Indenture, the Preferred Securities Guarantee Agreement and the Statements of Eligibility on Forms T-1 with respect to each of the Institutional Trustee, the Debt

      Trustee, and the Guarantee Trustee filed with the Commission as part of the Registration Statement complied as to form in all material respects with the requirements of the 1939 Act and the 1939 Act Regulations.

      (viii) Each of the documents incorporated by reference in the Registration Statement or the Prospectus at the time they were filed or last amended (other than the financial statements and the notes thereto, the financial schedules, and any other financial or statistical data included or incorporated by reference therein, as to which such counsel need express no belief) complied as to form in all material respects with the requirements of the 1934 Act, and the 1934 Act Regulations, as applicable; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the 1933 Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and in the case of other documents which were filed under the 1934 Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading.

      (ix) The Company and each of the NSP Trusts meet the registrant requirements for use of Form S-3 under the 1933 Act Regulations.

      (x) The Common Securities, the Preferred Securities, the Subordinated Debt Securities, each of the Guarantees, the Declaration, the Indenture and each of the Guarantee Agreements conform in all material respects to the descriptions thereof contained in the Prospectus.

      (xi) The information in the Prospectus under the captions "NSP", "Proposed Merger," "NSP Financing I", "Risk Factors", "Use of Proceeds", "Capitalization", "Description of the Preferred Securities", "Description of the Guarantee", "Description of the Junior Subordinated Debentures", "Effect of Obligations under the Junior Subordinated Debentures and the Guarantee", "Description of Subordinated Debt Securities", and "Description of the Preferred Securities Guarantees" to the extent that they involve matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

      (xii) All of the issued and outstanding Common Securities of the Trust are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

      (xiii) This Agreement and the Pricing Agreement have been duly authorized, executed and delivered by each of the Trust and the Company.

      (xiv) Each of the Guarantees and Guarantee Agreements has been duly authorized, executed and delivered by the Company; the Preferred Securities Guarantee and the Preferred Securities Guarantee Agreement, assuming they are duly authorized, executed and delivered by the Guarantee Trustee, constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions; and the Preferred Securities Guarantee and the Preferred Securities Guarantee Agreement have been duly qualified under the 1939 Act.

      (xv) The Indenture has been duly executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Indenture has been duly qualified under the 1939 Act.

      (xvi) The Subordinated Debt Securities are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

      (xvii) The execution, delivery and performance of this Agreement, the Pricing Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debt Securities, the Guarantee Agreements, and the Guarantees and the consummation of the transactions contemplated herein and therein, and the compliance by each of the Offerors with their respective obligations hereunder and thereunder do not and will not conflict with, result in a breach of, or constitute a default under or require the consent of any party under the Certificate of Trust of the Trustee or the Restated Articles of Incorporation or by-laws of the Company, or any contract, indenture, mortgage, agreement, note, lease or other instrument known to such counsel to which the Trust or the Company is a party or by which any of them may be bound, or, to the best of such counsel's knowledge, any applicable law, rule or regulation, or any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Trust, the Company or any of its subsidiaries or any of their respective properties or assets or did or will result in the creation or imposition of any lien on the properties or assets of the Trust, the Company or any of its subsidiaries.

      (xviii) Such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required nor of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

      (xix) The Company has good and valid title to all real and fixed property and leasehold rights purported to be owned by it subject only to: (a) taxes and assessments not yet delinquent; (b) the lien of the first mortgage indenture; (c) as to part of the Company's property, certain easements, conditions, restrictions, leases, and similar encumbrances which do not affect the Company's use of such property in the usual course of its business, certain minor defects in titles which are not material, defects in titles to certain properties which are not essential to the Company's business; and (d) mechanics' lien claims being contested or not of record or for the satisfaction or discharge of which adequate provision has been made by the Company pursuant to the Indenture.

      (xx) The Company has all necessary power under statutory provisions, franchises (which expire at various dates), or permits to serve the customers in the jurisdictions where it provided electric and gas service, except in certain instances that are not material to the Company.

      (xxi) None of the Trust or the Company or any of its subsidiaries is, and following consummation of the transactions contemplated hereby and the application of the proceeds therefrom in the manner set forth in the Prospectus will be, an "investment company" or under the "control" of an "investment company" as such terms are defined.

Moreover, such counsel shall confirm that nothing has come to his attention that would lead him to believe that the Registration Statement at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date of the Agreement or at the Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

    The foregoing opinions may be limited to the laws of Delaware, Minnesota and the federal law of the United States. In giving such opinion, such counsel may rely, as to matters of Delaware Law, upon the opinion of _________________________, special Delaware counsel to the Offerors, in which case the opinion shall state that such counsel believes that you and such counsel are entitled to so rely.

    (2) The favorable opinion, dated as of Closing Time, of ________________, special counsel to the Offerors, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

      (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, and has the business trust power and authority to conduct its business as described in the Registration Statement and the Prospectus.

      (ii) Assuming that the Declaration has been duly authorized, executed and delivered by the Company and the Trustees, the Declaration constitutes a valid and binding obligation of the Trustees and the Company and is enforceable against the Trustees and the Company in accordance with its terms, except that to the extent enforceability thereof may be limited by the Bankruptcy Exceptions.

      (iii) Under the Delaware Act and the Declaration, the Trust has the power and authority to (i) execute and deliver, and to perform its obligations under, this Agreement and the Pricing Agreement and (ii) issue, and perform its obligations under, the Trust Securities.

      (iv) The execution and delivery by the Trust of this Agreement and the Pricing Agreement, and the performance by the Trust of its obligations hereunder and under the

      Pricing Agreement, have been duly authorized by all necessary action on the part of the Trust.

      (v) The Preferred Securities have been duly authorized by the Declaration and, when executed by the Trust and the Institutional Trustee in accordance with the Declaration and delivered against payment therefore in accordance with the terms of this Agreement, will be validly issued and, subject to the qualifications hereinafter expressed in this paragraph (v), fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; said counsel may note that the holders of the Preferred Securities may be obligated to make payments as set forth in the Declaration.

      (vi) The Common Securities have been duly authorized by the Declaration and, when issued, executed and authenticated in accordance with the terms of the Declaration, and delivered and paid for as set forth in the Registration Statement, will be validly issued, undivided beneficial interests in the assets of the Trust.

      (vii) Under the Delaware Act and the Declaration, the issuance of the Trust Securities is not subject to preemptive or other similar rights.

      (viii) The issuance and sale by the Trust of the Preferred Securities and Common Securities; the execution, delivery and performance by the Trust of this Agreement and the Pricing Agreement; the consummation of the transactions contemplated herein; and compliance by the Trust with its obligations hereunder will not violate any of the provisions of the Certificate of Trust or Declaration or any applicable Delaware law or administrative regulation.

      (ix) None of the execution and delivery by the Trust of, or the performance by the Trust of its obligations under, this Agreement, the issuance and sale of the Preferred Securities by the Trust in accordance with the terms of this Agreement and the Pricing Agreement, the execution, delivery and performance by the Trust of this Agreement and the Pricing Agreement and the consummation of the other transactions contemplated thereby, will contravene any provisions of applicable Delaware law or administrative regulations or the Certificate of Trust or the Declaration.

    (3) The favorable opinion, dated as of the Closing Time, of ________________, counsel to __________________________________, as
Institutional Trustee under the Declaration, and Guarantee Trustee under the Preferred Securities Guarantee Agreements, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

      (i) ________________ is a Delaware banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration and the Preferred Securities Guarantee Agreement.

      (ii) The execution, delivery and performance by the Institutional Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporation action on the part of the Institutional Trustee and the Guarantee Trustee, respectively. The Declaration and the Preferred Securities Guarantee Agreement have been duly executed and delivered by the Institutional Trustee and the Guarantee Trustee, respectively.

      (iii) The execution, delivery and performance of the Declaration and the Preferred Securities Guarantee Agreement by the Institutional Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Institutional Trustee and the Guarantee Trustee, respectively.

      (iv) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee and the Guarantee Trustee of the Declaration and the Preferred
      Securities Guarantee Agreement.

    (4) The opinion of Gardner, Carton & Douglas, special tax counsel to the Offerors, generally to the effect that the discussion set forth in the Prospectus under the heading "United States Federal Income Taxation" is a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein. Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and the Trust and other documents deemed necessary for such opinion.

    (5) The favorable opinion, dated as of the Closing Time, of Gardner, Carton & Douglas, counsel for the Underwriters, in form and substance satisfactory to the Underwriters with respect to the incorporation and legal existence of the Company, the Preferred Securities, the Indenture, the Preferred Securities Guarantee Agreement, this Agreement, the Pricing Agreement, the Registration Statement, the Prospectus and other related matters as the Representatives may require. In giving its opinion, Gardner, Carton & Douglas may rely as to certain matters of Minnesota law and Delaware law upon the opinions of Gary R. Johnson, and _______________, special Delaware counsel for the Offerors, which shall be delivered in accordance with Section 5(b)(1) and 5(b)(2) hereto.

    (e) Between the date of this Agreement and prior to the Closing Time, no material adverse change shall have occurred in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not in the ordinary course of business.

    (f) At the Closing Time, the Representatives shall have received a certificate of the President or a Vice-President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of a Regular Trustee of the Trust, and dated as of Closing Time, to the effect that (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries considered as one enterprise, whether or not in the ordinary course of business, (ii) the representations and warranties in Section 1 hereof are true and correct as though expressly made at and as of the Closing Time,
(iii) the Trust and the Company have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

    (g) The Representatives shall have received letters from the Company's independent public accountants (dated the date of this Agreement and Closing Time, respectively, and in form and substance satisfactory to the Representatives) advising that (i) they are independent public accountants as required by the 1933 Act and the 1933 Act Regulations; (ii) in their opinion, the consolidated financial statements and supplemental schedules incorporated by reference in the Registration Statement and covered by their opinion filed with the Commission under Section 13 of the 1934 Act comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations; (iii) they have performed limited procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Company and its consolidated subsidiaries, a reading of the minutes of meetings of the Board of Directors, committees thereof, and the shareholders, of the Company and its subsidiaries since the date of the most recent audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures nothing came to their attention that caused them to believe that: (a) any material modifications should be made to any unaudited consolidated financial statements of the Company included or incorporated by reference in the Registration Statement or Prospectus for them to be in conformity with generally accepted accounting principles or any unaudited consolidated financial statements of the Company included or incorporated by reference in the Registration Statement or Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the 1934 Act Regulations applicable to Form 10-Q; (b) with respect to the period subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the capital stock of the Company, increases in long-term debt or decreases in stockholders' equity or net current assets of the Company and its consolidated subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Prospectus, or for the period from the date of the most recent financial statements included or incorporated by reference in the Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in operating revenues, operating income, net income, or earnings per share of Common Stock of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; (iv) they have carried out specified procedures performed for the purpose of comparing certain specified financial information and percentages (which is limited to financial information derived from general accounting records of the Company) included or incorporated by reference in the Registration Statement and Prospectus with indicated amounts in the financial statements or accounting records of the Company and (excluding any questions of legal interpretation) have found such information and percentages to be in agreement with the relevant accounting and financial information of the Company referred to in such letter in the description of the procedures performed by them and (v) on the basis of a reading of the unaudited pro forma financial information included or incorporated by reference in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this clause
(v), inquiries of certain officials of the Company who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application to the pro forma adjustments to the historical amounts in the unaudited pro forma financial information, nothing came to their attention that caused them to believe that the unaudited pro forma financial information does not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such information.

    (h) At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

    (i) At the Closing Time, the Preferred Securities shall be rated in one of the four highest rating categories for long term debt ("Investment Grade") by any nationally recognized statistical rating agency, and the Trust shall have delivered to the Representatives a letter, dated the Closing Time, from such nationally recognized statistical rating agency, or other evidence satisfactory to the Representatives, confirming that the Preferred Securities have Investment Grade ratings; and there shall not have occurred any decrease in the ratings of any securities of the Company or of the Preferred Securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the 1933 Act Regulations) and such organization shall not have publicly announced that it has under surveillance or review its rating of any of the securities of the Company or of the Preferred Securities.

    (j) At the Closing Time, the Preferred Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

    (k) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

    If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4, and except that Sections 6, 7 and 8 shall survive and remain in full force and effect.

    SECTION 6.  INDEMNIFICATION.

    (a) The Offerors agree to jointly and severally indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Offerors; and

         (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that the foregoing indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Offerors by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

    (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Trust and each of its Trustees who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection
(a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Offerors by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

    (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Offerors. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or
Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

    (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.


    SECTION 7.  CONTRIBUTION.

    If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

    The relative benefits received by Offerors on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Securities (before deducting expenses) received by the Offerors and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of such Securities as set forth on such cover.

    The relative fault of the Offerors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

    Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company and each Trustee of the Trust who signed the Registration Statement, and each person, if any, who controls the Company and the Trust within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Offerors. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Preferred Securities set forth opposite their respective names in Schedule A to this Agreement, and not joint.

    SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of and payment for the Preferred Securities to the Underwriters.

    SECTION 9.  TERMINATION OF AGREEMENT.

    (a) The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or
(ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crises or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Preferred Securities or to enforce contracts for the sale of the Preferred Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, Minnesota or New York authorities.

    (b) If this Agreement and the Pricing Agreement are terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided, further, that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

    SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at the Closing Time, as the case may be, to purchase the Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), then Merrill Lynch shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:

    (a) if the number or aggregate principal amount, as the case may be, of Defaulted Securities does not exceed 10% of the total number or aggregate principal amount, as the case may be, of Preferred Securities, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

    (b) if the number or aggregate principal amount, as the case may be, of Defaulted Securities exceeds 10% of the total number or aggregate principal amount, as the case may be, of Preferred Securities to be purchased on such date pursuant to this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

    No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

    In the event of any such default which does not result in a termination of this Agreement, either Merrill Lynch or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

    SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at Merrill Lynch World Headquarters, World Financial Center, North Tower, New York, New York 10281,
Attention: ___________, Managing Director, with a copy to Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, Attention: Robert
J. Joseph, Esq.; notices to the Company shall be directed to it at Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401,
Attention: Secretary.

    SECTION 12. PARTIES. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Offerors and the Underwriters and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and legal representatives, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

    SECTION 13. GOVERNING LAW AND TIME. THIS AGREEMENT AND THE PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA APPLICABLE TO AGREEMENTS MADE AND TO BE

PERFORMED IN SAID STATE. SPECIFIED TIMES OF DAY REFER TO TIME UNLESS OTHERWISE INDICATED.

    SECTION 14. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, shall become a binding agreement among the Underwriters and the Company in accordance with its terms.




                                      Very truly yours,

                                      NORTHERN STATES POWER COMPANY


                                      By:
                                         --------------------------------------
                                          Name:
                                          Title:


                                      NSP FINANCING I


                                      By:
                                         --------------------------------------
                                          Title:  Regular Trustee


                                      By:
                                         --------------------------------------
                                          Title:  Regular Trustee

CONFIRMED AND ACCEPTED
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER &
  SMITH INCORPORATED
GOLDMAN, SACHS & CO.
A.G. EDWARDS & SONS, INC.
BEAR, STEARNS & CO. INC.
DAIN BOSWORTH INCORPORATED
DEAN WITTER REYNOLDS INC.
PIPER JAFFRAY INC.

By:  MERRILL LYNCH, PIERCE, FENNER &
       SMITH INCORPORATED


By:
   -----------------------------------
    Authorized Signatory:

For themselves and as the Representatives of the several Underwriters named in Schedule A hereto.

                                   SCHEDULE A


             Name of Underwriter                              Number of Shares
             -------------------                              ----------------

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Goldman, Sachs & Co.
A.G. Edwards & Sons, Inc.
Bear, Stearns & Co. Inc.
Dain Bosworth Incorporated
Dean Witter Reynolds Inc.
Piper Jaffray Inc.


      Total
                                                                 ----------
                                                                 ----------

                                                                      EXHIBIT A

                    ____________________  Preferred Securities

                                 NSP FINANCING I

                           (a Delaware business trust)

         _______% Trust Originated Preferred Securities (sm) ("TOPrS (sm)")*

                     (Liquidation Amount of $25 Per Security)

                                  PRICING AGREEMENT


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner
    & Smith Incorporated as
    Representative of the several
    Underwriters named in the within-
    mentioned Purchase Agreement
Merrill Lynch World Headquarters
World Financial Center
North Tower
New York, New York  10281

Ladies and Gentlemen:

    Reference is made to the Purchase Agreement, dated ___________________ (the "Purchase Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto, for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., A.G. Edwards & Sons, Inc., Bear, Stearns & Co. Inc., Dain Bosworth Incorporated, Dean Witter Reynolds Inc. and Piper Jaffray Inc. are acting as representatives (the "Representatives"), of the above ___% Trust Originated Preferred Securities (the "Preferred Securities"), of NSP Financing I, a Delaware business trust (the "Trust").

    Pursuant to Section 2 of the Purchase Agreement, the Trust and Northern States Power Company (the "Company"), a Minnesota corporation, agree with each Underwriter as follows:

    1. The initial public offering price per security for the Preferred Securities, determined as provided in said Section 2, shall be $25.00.

    2. The purchase price per security for the Preferred Securities to be paid by the several Underwriters shall be $25.00, being an amount equal to the initial public offering price set forth above.


------------------------------

* (sm) "Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co. Inc.

    3. The compensation per Preferred Security to be paid by the Company to the several Underwriters in respect of their commitments hereunder shall be $.____; provided, however, that the compensation per Preferred Security for Sales of 10,000 or more Preferred Securities to a single purchaser shall be $.__.

    If the foregoing agreement is in accordance with your understanding of our agreement, please sign and return to the Trust a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                                      Very truly yours,

                                      NORTHERN STATES POWER COMPANY


                                      By:
                                         --------------------------------------
                                          Name:
                                          Title:

                                      NSP FINANCING I


                                      By:
                                         --------------------------------------
                                          Title:  Regular Trustee

                                      By:
                                         --------------------------------------
                                          Title:  Regular Trustee

CONFIRMED AND ACCEPTED,
    as of the date first above written:
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
Goldman, Sachs & Co.
A.G. Edwards & Sons, Inc.
Bear, Stearns & Co. Inc.
Dain Bosworth Incorporated
Dean Witter Reynolds Inc.
Piper Jaffray Inc.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
    INCORPORATED

By:
   -----------------------------------
Authorized Signatory:


      For themselves and as the Representatives of the several Underwriters named in the Purchase Agreement.